Exhibit 10.1

AUTODESK, INC.
EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
AUSTRALIA

_____ Original Application                Date:
_____ Change in Payroll Deduction / Approved Contribution Rate
_____ Change of Beneficiary(ies)
_____ Withdrawal

1.
I, __________________________________ hereby elect to participate in the Autodesk, Inc. (collectively, with its subsidiaries and affiliates, the “Company”) International Employee Stock Purchase Plan (the "Stock Purchase Plan"), a sub-plan of the Company’s 1998 Employee Qualified Stock Purchase Plan, and subscribe to purchase shares of the Company's Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.
I hereby authorize payroll deductions from each paycheck in the amount of _____% (maximum 15%) of my Compensation (as varied from time to time) on each payday during the Offering Period in accordance with the Stock Purchase Plan.

3.
I understand that any payroll deductions or approved contributions through other means shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.
I understand that my participation in the Stock Purchase Plan is in all respects subject to its terms. Any interpretation of this Subscription Agreement shall be made in accordance with the Stock Purchase Plan. In the event there is any contradiction between the provisions of this Subscription Agreement and the Stock Purchase Plan, the provisions of this Subscription Agreement shall prevail. All capitalized terms used in this Subscription Agreement that are not defined herein have the meanings defined in the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions or other approved contributions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5.	Shares purchased by me under the Stock Purchase Plan should be issued in the name(s) of:

6.
The Company shall assess tax and social insurance liability and requirements in connection with my participation in the Stock Purchase Plan, including, without limitation, tax liability associated with the subscription, purchase, or sale of shares acquired under the Stock Purchase Plan (the “Tax Liability”). These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, I hereby acknowledge and agree that the Tax Liability shall be my responsibility and liability.

7.
I agree as a condition of my participation in the Stock Purchase Plan to make arrangements satisfactory to the Company to enable it to satisfy all withholding, payment and/or collection requirements associated with the satisfaction of the Tax Liability, including authorizing the Company to: (i) withhold all applicable amounts from my wages or other cash compensation due to me, in accordance with any requirements under the laws, rules, and regulations of the country of which I am a resident (“Local Law”), and (ii) act as my agent to sell sufficient shares for the proceeds to settle such requirements. Furthermore, I agree to pay the Company any amount the Company may be required to withhold, collect or pay as a result of my participation in the Stock Purchase Plan or that cannot be satisfied by deduction from the my wages or other cash compensation paid to me by the Company or sale of the shares acquired under the Stock Purchase Plan. I acknowledge that I may not participate in the Stock Purchase Plan or exercise any purchase right to receive shares under the Stock Purchase Plan unless the tax withholding, payment and/or collection obligations of the Company are satisfied.

8.
I understand that the Company may hold certain personal information about me, including but not limited to my name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all rights to purchase or any other entitlement to shares awarded, canceled, purchased or outstanding in my favor, for the purpose of implementing, administering or managing the Stock Purchase Plan (the “Data”). I further understand that Data may be transferred to any third parties assisting the Company in the administration of the Stock Purchase Plan. I understand that these recipients may be located within or outside my country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country of residence. I authorize the Company or the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering or managing my participation in the Stock Purchase Plan, including any requisite transfer of the Data as may be required for the administration of the Stock Purchase Plan and/or the subsequent holding of shares on my behalf to a broker or other third party to deposit any shares acquired pursuant to the Stock Purchase Plan. I understand that the Data will be held only as long as necessary to implement, administer or manage my participation in the Stock Purchase Plan. I understand that I may, at any time, review the Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company. I understand that withdrawing my consent may affect my ability to participate in the Stock Purchase Plan.

9.
By signing this Subscription Agreement and participating in the Stock Purchase Plan, I agree and acknowledge that: (a) the Stock Purchase Plan is discretionary in nature and the Company can amend, cancel, or terminate the Stock Purchase Plan at any time; (b) participation in the Stock Purchase Plan is voluntary and occasional, and does not create any contractual or other future rights to purchase shares, or benefits in lieu of such rights; (c) my right to purchase shares under the Stock Purchase Plan ceases upon my termination of employment for any reason except as may otherwise be explicitly provided in this Subscription Agreement and the Stock Purchase Plan; (d) my right to participate in the Stock Purchase Plan and to purchase shares under the Stock Purchase Plan, if any, will cease as of the date that I am no longer actively performing services following the provision of a notification of termination or resignation from employment or services, regardless of any reasonable notice period mandated under local law, without reference to any other agreement, written or oral, express or implied, including my contract of employment; (e) my participation in the Stock Purchase Plan is voluntary; (f) my right to purchase shares under the Stock Purchase Plan is an extraordinary item of compensation, which is outside the scope of my employment agreement, if any; (g) my right to purchase shares under the Stock Purchase Plan is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, or similar payments; (h) the future value of the shares purchased under the Stock Purchase Plan is unknown and cannot be predicted with certainty, and the Company makes no express or implied promise about the financial gain or loss to be achieved through participation in the Stock Purchase Plan; (i) the right to participate in the Stock Purchase Plan has been granted to me in my status as an employee of my employer and can in no event be understood or interpreted to mean that an entity other than my employer has an employment relationship with me; (j) no claim or entitlement to compensation or damages arises from the diminution in value of the right to purchase shares under the Stock Purchase Plan, or shares purchased under the Stock Purchase Plan, and if I     did acquire any such rights, I am deemed to have irrevocably released the Company and/or my employer subsidiary from any such claim or entitlement that may arise by participating in the Stock Purchase Plan; and (k) neither the Stock Purchase Plan nor this Subscription Agreement shall obligate my employer to employ me for any particular length of time nor confer any right with respect to continuing my status as an employee.

10.
I agree and acknowledge that I shall bear any and all risk associated with the exchange or fluctuation of currency associated with my participation under the Stock Purchase Plan, including without limitation the purchase of shares of Common Stock or sale of such shares (the “Currency Exchange Risk”). I waive and release the Company from any potential claims arising out of the Currency Exchange Risk.

11.
I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan. I further agree to be bound by any policies relating to the plan, including but not limited to the ESPP Share Transfer Blocking Policy, which provides as of the date hereof that shares acquired pursuant to the Stock Purchase Plan may not be transferred from my E*TRADE employee stock plan account, other than to another broker or third party where the shares are to be gifted to another individual or to charity.

12.
I understand that the exercise of a purchase right to receive shares under the Stock Purchase Plan and the issuance, transfer, assignment, sale, or other dealings of such shares shall be subject to compliance by the Company and me with all applicable requirements of Local Law. Furthermore, I agree that I will not acquire shares of Common Stock pursuant to the Stock Purchase Plan except in compliance with all requirements of Local Law.

13.
I have received a copy of the Stock Purchase Plan and a prospectus describing the Stock Purchase Plan and I represent that I am familiar with the terms and provisions thereof. I represent and acknowledge that I have reviewed the Stock Purchase Plan and this Subscription Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Subscription Agreement, and fully understand all provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to be bound by all of the terms and provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to accept as binding, conclusive, and final all decisions and interpretations of the Board upon any questions arising under the Stock Purchase Plan or this Subscription Agreement.

14.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments due me under the Stock Purchase Plan:

NAME: (Please print)

(First)            (Middle)        (Last)

Relationship

(Address)

NAME: (Please print)
(First)            (Middle)        (Last)

Relationship

(Address)

15.	For the purpose of maintaining the Company’s obligations in respect of the Stock Purchase Plan, residential address and Tax File Number are as follows:

Tax File Number**:

Employee's Address:****	It is not compulsory to provide your TFN, and it is not an offence if you decline to provide your TFN.
***    It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address. *

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

AUTODESK, INC.
EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT FOR
CHINA - LOCAL NATIONALS
(See below for Locally Hired Foreigners Subscription Agreement)

_____ Original Application                Date:
_____ Change in Payroll Deduction / Approved Contribution Rate
_____ Change of Beneficiary(ies)
_____ Withdrawal

1.
I, __________________________________ hereby elect to participate in the Autodesk, Inc. (collectively, with its subsidiaries and affiliates, the “Company”) International Employee Stock Purchase Plan (the "Stock Purchase Plan"), a sub-plan of the Company’s 1998 Employee Qualified Stock Purchase Plan, and subscribe to purchase shares of the Company's Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.
I hereby authorize payroll deductions from each paycheck in the amount of _____% (maximum 15%) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a change in or termination of such deductions.

3.
I understand that any payroll deductions or approved contributions through other means shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.
I understand that my participation in the Stock Purchase Plan is in all respects subject to its terms. Any interpretation of this Subscription Agreement shall be made in accordance with the Stock Purchase Plan. In the event there is any contradiction between the provisions of this Subscription Agreement and the Stock Purchase Plan, the provisions of this Subscription Agreement shall prevail. All capitalized terms used in this Subscription Agreement that are not defined herein have the meanings defined in the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions or other approved contributions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5.	Shares purchased by me under the Stock Purchase Plan should be issued in the name(s) of:

6.
The Company shall assess tax and social insurance liability and requirements in connection with my participation in the Stock Purchase Plan, including, without limitation, tax liability associated with the subscription, purchase, or sale of shares acquired under the Stock Purchase Plan (the “Tax Liability”). These requirements may change from time to time as laws or interpretations change.

Regardless of the Company’s actions in this regard, I hereby acknowledge and agree that the Tax Liability shall be my responsibility and liability.

7.
I agree as a condition of my participation in the Stock Purchase Plan to make arrangements satisfactory to the Company to enable it to satisfy all withholding, payment and/or collection requirements associated with the satisfaction of the Tax Liability, including authorizing the Company to: (i) withhold all applicable amounts from my wages or other cash compensation due to me, in accordance with any requirements under the local laws, rules, and regulations of the country of which I am a resident, and (ii) act as my agent to sell sufficient shares for the proceeds to settle such requirements. Furthermore, I agree to pay the Company any amount the Company may be required to withhold, collect or pay as a result of my participation in the Stock Purchase Plan or that cannot be satisfied by deduction from the my wages or other cash compensation paid to me by the Company or sale of the shares acquired under the Stock Purchase Plan. I acknowledge that I may not participate in the Stock Purchase Plan unless the tax withholding, payment and/or collection obligations of the Company are satisfied.

8.
I understand and agree that the Shares that I purchase under the Stock Purchase Plan will be subject to the same-day-sale process. Under the same-day-sale process, the Company will transfer the Shares that I purchase on the Exercise Date to a designated brokerage firm. The brokerage firm, on my behalf, will sell the Shares at the current market price. From the sale proceeds, the brokerage firm will withhold an amount equal to its fees and deliver the remainder to the Company, which will remit such amount to the SAFE Account described in the paragraph immediately below. As a result of the same-day-sale of the Shares, the Shares that I purchase under the Stock Purchase Plan will not be delivered to me. Upon the sale of the Shares, I will not have any rights as a shareholder of the Company based on the purchase of the Shares.

9.
I understand and agree that the receipt of funds by me from the sale of Shares that I purchase under the Stock Purchase Plan and the conversion of those funds to the local currency must be approved by State Administration of Foreign Exchange (“SAFE”). In order to comply with the SAFE regulations, the proceeds from the sale of Shares that I have purchased under the Stock Purchase Plan must be repatriated into China through a SAFE approved bank account set up and monitored by the Company (“SAFE Account”). My local HR office may provide me more details about the SAFE Account.

10.
I understand and agree that any purchase of Shares under the Stock Purchase Plan is contingent upon the Company receiving SAFE approval of the SAFE Account. If the SAFE approval for the SAFE Account is not received before the Exercise Date, the Company will return to me all of the payroll deductions made during the Offering Period.

11.
I understand that the Company may hold certain personal information about me, including but not limited to my name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all rights to purchase or any other entitlement to shares awarded, canceled, purchased or outstanding in my favor, for the purpose of implementing, administering or managing the Stock Purchase Plan (the “Data”). I further understand that Data may be transferred to any third parties assisting the Company in the administration of the Stock Purchase Plan. I understand that these recipients may be located within or outside my country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country of residence. I authorize the Company or the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering or managing my participation in the Stock Purchase Plan, including any requisite transfer of the Data as may be required for the administration of the Stock Purchase Plan and/or the subsequent holding of shares on my behalf to a broker or other third party with whom I may elect to deposit any shares acquired pursuant to the Stock Purchase Plan. I understand that the Data will be held only as long as necessary to implement, administer or manage my participation in the Stock Purchase Plan. I understand that I may, at any time, review the Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company. I understand that withdrawing my consent may affect my ability to participate in the Stock Purchase Plan.

12.
By signing this Subscription Agreement and participating in the Stock Purchase Plan, I agree and acknowledge that: (a) the Stock Purchase Plan is discretionary in nature and the Company can amend, cancel, or terminate the Stock Purchase Plan at any time; (b) participation in the Stock Purchase Plan is voluntary and occasional, and does not create any contractual or other future rights to purchase shares, or benefits in lieu of such rights; (c) my right to purchase shares under the Stock Purchase Plan ceases upon my termination of employment for any reason except as may otherwise be explicitly provided in this Subscription Agreement and the Stock Purchase Plan; (d) my right to participate in the Stock Purchase Plan and to purchase shares under the Stock Purchase Plan, if any, will cease as of the date that I am no longer actively performing services following the provision of a notification of termination or resignation from employment or services, regardless of any reasonable notice period mandated under local law, without reference to any other agreement, written or oral, express or implied, including my contract of employment; (e) my participation in the Stock Purchase Plan is voluntary; (e) my right to purchase shares under the Stock Purchase Plan is an extraordinary item of compensation, which is outside the scope of my employment agreement, if any; (f) my right to purchase shares under the Stock Purchase Plan is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, or similar payments; (g) the future value of the shares purchased under the Stock Purchase Plan is unknown and cannot be predicted with certainty, and the Company makes no express or implied promise about the financial gain or loss to be achieved through participation in the Stock Purchase Plan; (h) the right to participate in the Stock Purchase Plan has been granted to me in my status as an employee of my employer and can in no event be understood or interpreted to mean that an entity other than my employer has an employment relationship with me; (i) no claim or entitlement to compensation or damages arises from the diminution in value of the right to purchase shares under the Stock Purchase Plan, or shares purchased under the Stock Purchase Plan, and if I     did acquire any such rights, I am deemed to have irrevocably released the Company and/or my employer subsidiary from any such claim or entitlement that may arise by participating in the Stock Purchase Plan; and (j) neither the Stock Purchase Plan nor this Subscription Agreement shall obligate my employer to employ me for any particular length of time nor confer any right with respect to continuing my status as an employee.

13.
I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan. I further agree to be bound by any policies relating to the plan, including but not limited to the ESPP Share Transfer Blocking Policy, which provides as of the date hereof that shares acquired pursuant to the Stock Purchase Plan may not be transferred from my E*TRADE employee stock plan account, other than to another broker or third party where the shares are to be gifted to another individual or to charity.

14.
I understand that the exercise of a purchase right to receive shares under the Stock Purchase Plan and the issuance, transfer, assignment, sale, or other dealings of such shares shall be subject to compliance by the Company and me with all applicable requirements of local Law. Furthermore, I agree that I will not acquire shares of Common Stock pursuant to the Stock Purchase Plan except in compliance with all requirements of local Law.

15.
I have received a copy of the Stock Purchase Plan and a prospectus describing the Stock Purchase Plan and I represent that I am familiar with the terms and provisions thereof. I represent and acknowledge that I have reviewed the Stock Purchase Plan and this Subscription Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Subscription Agreement, and fully understand all provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to be bound by all of the terms and provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to accept as binding, conclusive, and final all decisions and interpretations of the Board upon any questions arising under the Stock Purchase Plan or this Subscription Agreement.

16.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments due me under the Stock Purchase Plan:

NAME: (Please print)
(First)            (Middle)        (Last)

Relationship

(Address)

NAME: (Please print)
(First)            (Middle)        (Last)

Relationship

(Address)

Employee's Address:***    It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:                                 ____________
Signature of Employee

AUTODESK, INC.
EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT FOR
CHINA -LOCALLY HIRED FOREIGNER ONLY

_____ Original Application                Date:
_____ Change in Payroll Deduction / Approved Contribution Rate
_____ Change of Beneficiary(ies)
_____ Withdrawal

1.
I, __________________________________ hereby elect to participate in the Autodesk, Inc. (collectively, with its subsidiaries and affiliates, the “Company”) International Employee Stock Purchase Plan (the "Stock Purchase Plan"), a sub-plan of the Company’s 1998 Employee Qualified Stock Purchase Plan, and subscribe to purchase shares of the Company's Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.
I hereby authorize payroll deductions from each paycheck in China in the amount of _____% (maximum 15%) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a change in or termination of such deductions.

3.
I understand that any payroll deductions or approved contributions through other means shall be accumulated and kept in an account in China designated by the Company (“Payroll Reserve”). The Company shall purchase shares of Common Stock based on the Payroll Reserve, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.
I understand that my participation in the Stock Purchase Plan is in all respects subject to its terms. Any interpretation of this Subscription Agreement shall be made in accordance with the Stock Purchase Plan. In the event there is any contradiction between the provisions of this Subscription Agreement and the Stock Purchase Plan, the provisions of this Subscription Agreement shall prevail. All capitalized terms used in this Subscription Agreement that are not defined herein have the meanings defined in the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions or other approved contributions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5.	Shares purchased by me under the Stock Purchase Plan should be issued in the name(s) of:

6.
The Company shall assess tax and social insurance liability and requirements in connection with my participation in the Stock Purchase Plan, including, without limitation, tax liability associated with the subscription, purchase, or sale of shares acquired under the Stock Purchase Plan (the “Tax Liability”). These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, I hereby acknowledge and agree that the Tax Liability shall be my responsibility and liability.

7.
I agree as a condition of my participation in the Stock Purchase Plan to make arrangements satisfactory to the Company to enable it to satisfy all withholding, payment and/or collection requirements associated with the satisfaction of the Tax Liability, including authorizing the Company to: (i) withhold all applicable amounts from my wages or other cash compensation due to me, in accordance with any requirements under the local laws, rules, and regulations of the country of which I am a resident, and (ii) act as my agent to sell sufficient shares for the proceeds to settle such requirements. Furthermore, I agree to pay the Company any amount the Company may be required to withhold, collect or pay as a result of my participation in the Stock Purchase Plan or that cannot be satisfied by deduction from the my wages or other cash compensation paid to me by the Company or sale of the shares acquired under the Stock Purchase Plan. I acknowledge that I may not participate in the Stock Purchase Plan unless the tax withholding, payment and/or collection obligations of the Company are satisfied.

8.
I understand and agree that the Shares that I purchase under the Stock Purchase Plan will be subject to the same-day-sale process. Under the same-day-sale process, the Company will transfer the Shares that I purchase on the Exercise Date to a designated brokerage firm. The brokerage firm, on my behalf, will sell the Shares at the current market price. From the sale proceeds, the brokerage firm will withhold an amount equal to its fees and deliver the remainder to the Company. The Company shall split up such amount into contribution amount, which shall be equal to the Payroll Reserve and shall be paid to me by refunding the corresponding Payroll Reserve in China, and if any, the gain, which shall be the balance between such amount and Payroll Reserve and shall be paid to my designated account in the United States. As a result of the same-day-sale of the Shares, the Shares that I purchase under the Stock Purchase Plan will not be delivered to me. Upon the sale of the Shares, I will not have any rights as a shareholder of the Company based on the purchase of the Shares.

9.
I understand that the Company may hold certain personal information about me, including but not limited to my name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all rights to purchase or any other entitlement to shares awarded, canceled, purchased or outstanding in my favor, for the purpose of implementing, administering or managing the Stock Purchase Plan (the “Data”). I further understand that Data may be transferred to any third parties assisting the Company in the administration of the Stock Purchase Plan. I understand that these recipients may be located within or outside my country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country of residence. I authorize the Company or the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering or managing my participation in the Stock Purchase Plan, including any requisite transfer of the Data as may be required for the administration of the Stock Purchase Plan and/or the subsequent holding of shares on my behalf to a broker or other third party with whom I may elect to deposit any shares acquired pursuant to the Stock Purchase Plan. I understand that the Data will be held only as long as necessary to implement, administer or manage my participation in the Stock Purchase Plan. I understand that I may, at any time, review the Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company. I understand that withdrawing my consent may affect my ability to participate in the Stock Purchase Plan.

10.
By signing this Subscription Agreement and participating in the Stock Purchase Plan, I agree and acknowledge that: (a) the Stock Purchase Plan is discretionary in nature and the Company can amend, cancel, or terminate the Stock Purchase Plan at any time; (b) participation in the Stock Purchase Plan is voluntary and occasional, and does not create any contractual or other future rights to purchase shares, or benefits in lieu of such rights; (c) my right to purchase shares under the Stock Purchase Plan ceases upon my termination of employment for any reason except as may otherwise be explicitly provided in this Subscription Agreement and the Stock Purchase Plan; (d) my right to participate in the Stock Purchase Plan and to purchase shares under the Stock Purchase Plan, if any, will cease as of the date that I am no longer actively performing services following the provision of a notification of termination or resignation from employment or services, regardless of any reasonable notice period mandated under local law, without reference to any other agreement, written or oral, express or implied, including my contract of employment; (e) my participation in the Stock Purchase Plan is voluntary; (e) my right to purchase shares under the Stock Purchase Plan is an extraordinary item of compensation, which is outside the scope of my employment agreement, if any; (f) my right to purchase shares under the Stock Purchase Plan is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, or similar payments; (g) the future value of the shares purchased under the Stock Purchase Plan is unknown and cannot be predicted with certainty, and the Company makes no express or implied promise about the financial gain or loss to be achieved through participation in the Stock Purchase Plan; (h) the right to participate in the Stock Purchase Plan has been granted to me in my status as an employee of my employer and can in no event be understood or interpreted to mean that an entity other than my employer has an employment relationship with me; (i) no claim or entitlement to compensation or damages arises from the diminution in value of the right to purchase shares under the Stock Purchase Plan, or shares purchased under the Stock Purchase Plan, and if I did acquire any such rights, I am deemed to have irrevocably released the Company and/or my employer subsidiary from any such claim or entitlement that may arise by participating in the Stock Purchase Plan; and (j) neither the Stock Purchase Plan nor this Subscription Agreement shall obligate my employer to employ me for any particular length of time nor confer any right with respect to continuing my status as an employee.

11.	I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

12.
I understand that the exercise of a purchase right to receive shares under the Stock Purchase Plan and the issuance, transfer, assignment, sale, or other dealings of such shares shall be subject to compliance by the Company and me with all applicable requirements of local Law. Furthermore, I agree that I will not acquire shares of Common Stock pursuant to the Stock Purchase Plan except in compliance with all requirements of local Law.

13.
I have received a copy of the Stock Purchase Plan and a prospectus describing the Stock Purchase Plan and I represent that I am familiar with the terms and provisions thereof. I represent and acknowledge that I have reviewed the Stock Purchase Plan and this Subscription Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Subscription Agreement, and fully understand all provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to be bound by all of the terms and provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to accept as binding, conclusive, and final all decisions and interpretations of the Board upon any questions arising under the Stock Purchase Plan or this Subscription Agreement.

14.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments due me under the Stock Purchase Plan:

NAME: (Please print)
(First)            (Middle)        (Last)

Relationship

(Address)

NAME: (Please print)
(First)            (Middle)        (Last)

Relationship

(Address)

Employee's Address:***    It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

AUTODESK, INC.
EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
(INTERNATIONAL)

_____ Original Application                Date:
_____ Change in Payroll Deduction/Approved Contribution Rate
_____ Change of Beneficiary(ies)
_____ Withdrawal

1.
I, __________________________________ hereby elect to participate in the Autodesk, Inc. (collectively, with its subsidiaries and affiliates, the “Company”) International Employee Stock Purchase Plan (the "Stock Purchase Plan"), a sub-plan of the Company’s 1998 Employee Qualified Stock Purchase Plan, and subscribe to purchase shares of the Company's Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.
I hereby authorize payroll deductions from each paycheck in the amount of _____% (maximum 15%) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a change in or termination of such deductions.

3.
I understand that any payroll deductions or approved contributions through other means shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.
I understand that my participation in the Stock Purchase Plan is in all respects subject to its terms. Any interpretation of this Subscription Agreement shall be made in accordance with the Stock Purchase Plan. In the event there is any contradiction between the provisions of this Subscription Agreement and the Stock Purchase Plan, the provisions of this Subscription Agreement shall prevail. All capitalized terms used in this Subscription Agreement that are not defined herein have the meanings defined in the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions or other approved contributions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5.	Shares purchased by me under the Stock Purchase Plan should be issued in the name(s) of:

6.
The Company shall assess tax and social insurance liability and requirements in connection with my participation in the Stock Purchase Plan, including, without limitation, tax liability associated with the subscription, purchase, or sale of shares acquired under the Stock Purchase Plan (the “Tax Liability”). These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, I hereby acknowledge and agree that the Tax Liability shall be my responsibility and liability.

7.
I agree as a condition of my participation in the Stock Purchase Plan to make arrangements satisfactory to the Company to enable it to satisfy all withholding, payment and/or collection requirements associated with the satisfaction of the Tax Liability, including authorizing the Company to: (i) withhold all applicable amounts from my wages or other cash compensation due to me, in accordance with any requirements under the laws, rules, and regulations of the country of which I am a resident (“Local Law”), and (ii) act as my agent to sell sufficient shares for the proceeds to settle such requirements. Furthermore, I agree to pay the Company any amount the Company may be required to withhold, collect or pay as a result of my participation in the Stock Purchase Plan or that cannot be satisfied by deduction from the my wages or other cash compensation paid to me by the Company or sale of the shares acquired under the Stock Purchase Plan. I acknowledge that I may not participate in the Stock Purchase Plan or exercise any purchase right to receive shares under the Stock Purchase Plan unless the tax withholding, payment and/or collection obligations of the Company are satisfied.

8.
I understand that the Company may hold certain personal information about me, including but not limited to my name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all rights to purchase or any other entitlement to shares awarded, canceled, purchased or outstanding in my favor, for the purpose of implementing, administering or managing the Stock Purchase Plan (the “Data”). I further understand that Data may be transferred to any third parties assisting the Company in the administration of the Stock Purchase Plan. I understand that these recipients may be located within or outside my country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country of residence. I authorize the Company or the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering or managing my participation in the Stock Purchase Plan, including any requisite transfer of the Data as may be required for the administration of the Stock Purchase Plan and/or the subsequent holding of shares on my behalf to a broker or other third party to deposit any shares acquired pursuant to the Stock Purchase Plan. I understand that the Data will be held only as long as necessary to implement, administer or manage my participation in the Stock Purchase Plan. I understand that I may, at any time, review the Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company. I understand that withdrawing my consent may affect my ability to participate in the Stock Purchase Plan.

9.
By signing this Subscription Agreement and participating in the Stock Purchase Plan, I agree and acknowledge that: (a) the Stock Purchase Plan is discretionary in nature and the Company can amend, cancel, or terminate the Stock Purchase Plan at any time; (b) participation in the Stock Purchase Plan is voluntary and occasional, and does not create any contractual or other future rights to purchase shares, or benefits in lieu of such rights; (c) my right to purchase shares under the Stock Purchase Plan ceases upon my termination of employment for any reason except as may otherwise be explicitly provided in this Subscription Agreement and the Stock Purchase Plan; (d) my right to participate in the Stock Purchase Plan and to purchase shares under the Stock Purchase Plan, if any, will cease as of the date that I am no longer actively performing services following the provision of a notification of termination or resignation from employment or services, regardless of any reasonable notice period mandated under local law, without reference to any other agreement, written or oral, express or implied, including my contract of employment; (e) my participation in the Stock Purchase Plan is voluntary; (f) my right to purchase shares under the Stock Purchase Plan is an extraordinary item of compensation, which is outside the scope of my employment agreement, if any; (g) my right to purchase shares under the Stock Purchase Plan is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, or similar payments; (h) the future value of the shares purchased under the Stock Purchase Plan is unknown and cannot be predicted with certainty, and the Company makes no express or implied promise about the financial gain or loss to be achieved through participation in the Stock Purchase Plan; (i) the right to participate in the Stock Purchase Plan has been granted to me in my status as an employee of my employer and can in no event be understood or interpreted to mean that an entity other than my employer has an employment relationship with me; (j) no claim or entitlement to compensation or damages arises from the diminution in value of the right to purchase shares under the Stock Purchase Plan, or shares purchased under the Stock Purchase Plan, and if I     did acquire any such rights, I am deemed to have irrevocably released the Company and/or my employer subsidiary from any such claim or entitlement that may arise by participating in the Stock Purchase Plan; and (k) neither the Stock Purchase Plan nor this Subscription Agreement shall obligate my employer to employ me for any particular length of time nor confer any right with respect to continuing my status as an employee.

10.
I agree and acknowledge that I shall bear any and all risk associated with the exchange or fluctuation of currency associated with my participation under the Stock Purchase Plan, including without limitation the purchase of shares of Common Stock or sale of such shares (the “Currency Exchange Risk”). I waive and release the Company from any potential claims arising out of the Currency Exchange Risk.

11.
I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan. I further agree to be bound by any policies relating to the plan, including but not limited to the ESPP Share Transfer Blocking Policy, which provides as of the date hereof that shares acquired pursuant to the Stock Purchase Plan may not be transferred from my E*TRADE employee stock plan account, other than to another broker or third party where the shares are to be gifted to another individual or to charity.

12.
I understand that the exercise of a purchase right to receive shares under the Stock Purchase Plan and the issuance, transfer, assignment, sale, or other dealings of such shares shall be subject to compliance by the Company and me with all applicable requirements of Local Law. Furthermore, I agree that I will not acquire shares of Common Stock pursuant to the Stock Purchase Plan except in compliance with all requirements of Local Law.

13.
I have received a copy of the Stock Purchase Plan and a prospectus describing the Stock Purchase Plan and I represent that I am familiar with the terms and provisions thereof. I represent and acknowledge that I have reviewed the Stock Purchase Plan and this Subscription Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Subscription Agreement, and fully understand all provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to be bound by all of the terms and provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to accept as binding, conclusive, and final all decisions and interpretations of the Board upon any questions arising under the Stock Purchase Plan or this Subscription Agreement.

14.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments due me under the Stock Purchase Plan:

NAME: (Please print)

(First)            (Middle)        (Last)

Relationship

(Address)

NAME: (Please print)
(First)            (Middle)        (Last)

Relationship

(Address)

Employee's Address:****    It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

AUTODESK, INC.
1998 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
ISRAEL

Original Application     Date: ____________
Change in Payroll Deduction Rate
Change of Beneficiary(ies)
Withdrawal

1.
hereby elects to participate in the Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan, as amended and restated (the “Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.
I hereby authorize payroll deductions from each paycheck in the amount of % (maximum 15%) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a change in or termination of such deductions.

3.
I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.
I have received a copy of the complete Stock Purchase Plan. I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Stock Purchase Plan. I have been provided with a prospectus describing the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5.	Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of: ____________________________________________________________

6.
I understand that if I dispose of any shares received by me pursuant to the Stock Purchase Plan within 2 years after the Offering Date (the first day of the offering period during which I purchased such shares) or within one year after the date on which such shares were transferred to me, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares, and that I may be required to provide income tax withholding on that amount. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the two-year and one-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be treated as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. The federal income tax treatment of ordinary income and capital gain and loss is described in the Company’s prospectus relating to the Stock Purchase Plan.

7.
I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan. I further agree to be bound by any policies relating to the plan, including but not limited to the ESPP Share Transfer Blocking Policy, which provides as of the date hereof that shares acquired pursuant to the Stock Purchase Plan may not be transferred from my E*TRADE employee stock plan account, other than to another broker or third party where the shares are to be gifted to another individual or to charity.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments due me under the Stock Purchase Plan:

NAME: (Please print) _______________________________________________________
             (First)         (Middle)              (Last)         ________________________________________
Relationship
________________________________________
(Address)

NAME: (Please print)
__________________________________________________________
(First)         (Middle)             (Last)

___________________________
Relationship
                        ________________________________________
(Address)

Employee’s Address:** It is the participant’s responsibility to notify the Company’s stock administrator in the event of a change of address.     _____________________________________
                _____________________________________
_____________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: _____________________        ___________________________________
                        Signature of Employee

AUTODESK, INC.
EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
(NO PAYROLL DEDUCTIONS)

_____ Original Application                Date:
_____ Change in Payroll Deduction/Approved Contribution Rate
_____ Change of Beneficiary(ies)
_____ Withdrawal

1.
I, __________________________________ hereby elect to participate in the Autodesk, Inc. (collectively, with its subsidiaries and affiliates, the “Company”) International Employee Stock Purchase Plan (the "Stock Purchase Plan"), a sub-plan of the Company’s 1998 Employee Qualified Stock Purchase Plan, and subscribe to purchase shares of the Company's Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.
I hereby make a direct cash/check contribution in the amount of _______. I will provide these funds with the submission of this Subscription Agreement. I will continue to contribute at this rate for succeeding Offering Periods until I give written instructions for a change in or termination of such contributions. I understand that my contribution rate may not exceed the limit set forth in the Stock Purchase Plan or otherwise communicated to me by the Company.

3.
I understand that any payroll deductions or approved contributions through other means shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.
I understand that my participation in the Stock Purchase Plan is in all respects subject to its terms. Any interpretation of this Subscription Agreement shall be made in accordance with the Stock Purchase Plan. In the event there is any contradiction between the provisions of this Subscription Agreement and the Stock Purchase Plan, the provisions of this Subscription Agreement shall prevail. All capitalized terms used in this Subscription Agreement that are not defined herein have the meanings defined in the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions or other approved contributions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5.	Shares purchased by me under the Stock Purchase Plan should be issued in the name(s) of:

6.
The Company shall assess tax and social insurance liability and requirements in connection with my participation in the Stock Purchase Plan, including, without limitation, tax liability associated with the subscription, purchase, or sale of shares acquired under the Stock Purchase Plan (the “Tax Liability”). These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, I hereby acknowledge and agree that the Tax Liability shall be my responsibility and liability.

7.	I agree as a condition of my participation in the Stock Purchase Plan to make arrangements satisfactory to the Company to enable it to satisfy all withholding, payment and/or collection requirements associated with the satisfaction of the Tax Liability, including authorizing the Company to: (i) withhold all applicable amounts from my wages or other cash compensation due to me, in accordance with any requirements under the laws, rules, and regulations of the country of which I am a resident (“Local Law”), and (ii) act as my agent to sell sufficient shares for the proceeds to settle such requirements. Furthermore, I agree to pay the Company any amount the Company may be required to withhold, collect or pay as a result of my participation in the Stock Purchase Plan or that cannot be satisfied by deduction from the my wages or other cash compensation paid to me by the Company or sale of the shares acquired under the Stock Purchase Plan. I acknowledge that I may not participate in the Stock Purchase Plan or exercise any purchase right to receive shares under the Stock Purchase Plan unless the tax withholding, payment and/or collection obligations of the Company are satisfied.

8.
I understand that the Company may hold certain personal information about me, including but not limited to my name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all rights to purchase or any other entitlement to shares awarded, canceled, purchased or outstanding in my favor, for the purpose of implementing, administering or managing the Stock Purchase Plan (the “Data”). I further understand that Data may be transferred to any third parties assisting the Company in the administration of the Stock Purchase Plan. I understand that these recipients may be located within or outside my country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country of residence. I authorize the Company or the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering or managing my participation in the Stock Purchase Plan, including any requisite transfer of the Data as may be required for the administration of the Stock Purchase Plan and/or the subsequent holding of shares on my behalf to a broker or other third party to deposit any shares acquired pursuant to the Stock Purchase Plan. I understand that the Data will be held only as long as necessary to implement, administer or manage my participation in the Stock Purchase Plan. I understand that I may, at any time, review the Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company. I understand that withdrawing my consent may affect my ability to participate in the Stock Purchase Plan.

9.
By signing this Subscription Agreement and participating in the Stock Purchase Plan, I agree and acknowledge that: (a) the Stock Purchase Plan is discretionary in nature and the Company can amend, cancel, or terminate the Stock Purchase Plan at any time; (b) participation in the Stock Purchase Plan is voluntary and occasional, and does not create any contractual or other future rights to purchase shares, or benefits in lieu of such rights; (c) my right to purchase shares under the Stock Purchase Plan ceases upon my termination of employment for any reason except as may otherwise be explicitly provided in this Subscription Agreement and the Stock Purchase Plan; (d) my right to participate in the Stock Purchase Plan and to purchase shares under the Stock Purchase Plan, if any, will cease as of the date that I am no longer actively performing services following the provision of a notification of termination or resignation from employment or services, regardless of any reasonable notice period mandated under local law, without reference to any other agreement, written or oral, express or implied, including my contract of employment; (e) my participation in the Stock Purchase Plan is voluntary; (f) my right to purchase shares under the Stock Purchase Plan is an extraordinary item of compensation, which is outside the scope of my employment agreement, if any; (g) my right to purchase shares under the Stock Purchase Plan is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, or similar payments; (h) the future value of the shares purchased under the Stock Purchase Plan is unknown and cannot be predicted with certainty, and the Company makes no express or implied promise about the financial gain or loss to be achieved through participation in the Stock Purchase Plan; (i) the right to participate in the Stock Purchase Plan has been granted to me in my status as an employee of my employer and can in no event be understood or interpreted to mean that an entity other than my employer has an employment relationship with me; (j) no claim or entitlement to compensation or damages arises from the diminution in value of the right to purchase shares under the Stock Purchase Plan, or shares purchased under the Stock Purchase Plan, and if I     did acquire any such rights, I am deemed to have irrevocably released the Company and/or my employer subsidiary from any such claim or entitlement that may arise by participating in the Stock Purchase Plan; and (k) neither the Stock Purchase Plan nor this Subscription Agreement shall obligate my employer to employ me for any particular length of time nor confer any right with respect to continuing my status as an employee.

10.
I agree and acknowledge that I shall bear any and all risk associated with the exchange or fluctuation of currency associated with my participation under the Stock Purchase Plan, including without limitation the purchase of shares of Common Stock or sale of such shares (the “Currency Exchange Risk”). I waive and release the Company from any potential claims arising out of the Currency Exchange Risk.

11.
I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan. I further agree to be bound by any policies relating to the plan, including but not limited to the ESPP Share Transfer Blocking Policy, which provides as of the date hereof that shares acquired pursuant to the Stock Purchase Plan may not be transferred from my E*TRADE employee stock plan account, other than to another broker or third party where the shares are to be gifted to another individual or to charity.

12.
I understand that the exercise of a purchase right to receive shares under the Stock Purchase Plan and the issuance, transfer, assignment, sale, or other dealings of such shares shall be subject to compliance by the Company and me with all applicable requirements of Local Law. Furthermore, I agree that I will not acquire shares of Common Stock pursuant to the Stock Purchase Plan except in compliance with all requirements of Local Law.

13.
I have received a copy of the Stock Purchase Plan and a prospectus describing the Stock Purchase Plan and I represent that I am familiar with the terms and provisions thereof. I represent and acknowledge that I have reviewed the Stock Purchase Plan and this Subscription Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Subscription Agreement, and fully understand all provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to be bound by all of the terms and provisions of the Stock Purchase Plan and this Subscription Agreement. I agree to accept as binding, conclusive, and final all decisions and interpretations of the Board upon any questions arising under the Stock Purchase Plan or this Subscription Agreement.

14.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments due me under the Stock Purchase Plan:

NAME: (Please print)

(First)            (Middle)        (Last)

Relationship

(Address)

NAME: (Please print)
(First)            (Middle)        (Last)

Relationship

(Address)

Employee's Address:****    It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

AUTODESK, INC.

EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
U.S.

_____ Original Application                Date:
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)
_____ Withdrawal

1.
__________________________________ hereby elects to participate in the Autodesk, Inc. Employee Qualified Stock Purchase Plan (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.
I hereby authorize payroll deductions from each paycheck in the amount of _____% (maximum 15%) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a change in or termination of such deductions.

3.
I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.
I have received a copy of the complete "Autodesk, Inc. Employee Qualified Stock Purchase Plan." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan. I have been provided with a prospectus describing the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5.	Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of: .

6.
I understand that if I dispose of any shares received by me pursuant to the Stock Purchase Plan within 2 years after the Offering Date (the first day of the offering period during which I purchased such shares) or within one year after the date on which such shares were transferred to me, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares, and that I may be required to provide income tax withholding on that amount. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the two-year and one-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be treated as ordinary income only to the extent of an amount equal to the lesser of (1)

the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. The federal income tax treatment of ordinary income and capital gain and loss is described in the Company's prospectus relating to the Stock Purchase Plan.

7.
I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan. I further agree to be bound by any policies relating to the plan, including but not limited to the ESPP Share Transfer Blocking Policy, which provides as of the date hereof that shares acquired pursuant to the Stock Purchase Plan may not be transferred from my E*TRADE employee stock plan account, other than to another broker or third party where the shares are to be gifted to another individual or to charity.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments due me under the Stock Purchase Plan:

NAME: (Please print)
(First)            (Middle)        (Last)

Relationship

(Address)

NAME: (Please print)
(First)            (Middle)        (Last)

Relationship

(Address)

Employees Name:

Employee's Social Security Number:

Employee's Address:****    It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:                         Sign: